UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: March 8, 2018

Tempus Applied Solutions Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-201424	47-2599251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

471 McLaws Cir. Williamsburg, Virginia	23185
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 875-7779

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 5, 2018, the Company entered into an addendum to the Aircraft Purchase Agreement dated August 11, 2017, for the acquisition of six L-1011 aircraft (the “Addendum”). The principal terms of the Addendum are summarized below:

-	The Company agrees to close the acquisition and take title to the aircraft immediately;
-	The seller of the aircraft agrees to pay the cost for bringing aircraft maintenance current, including arrears, and the Company shall issue to the seller additional shares of the Company’s common stock, at a value of $0.18 per share, equal to the amount incurred by the seller;
-	After the closing, the seller will continue to pay the costs to keep the aircraft maintenance current for 90 days or until existing claims as to title are dismissed or resolved in favor of the seller or the Company, whichever is sooner. The Company shall reimburse the seller for such post-closing costs either in cash or by issuing additional shares of Company stock, at a value of $0.18 per share, as the Company may decide.

The Addendum to Aircraft Purchase Agreement dated March 5, 2018, included as Exhibit 99.1 to this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The Addendum to Aircraft Purchase Agreement dated March 5, 2018, included as Exhibit 99.1 to this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities

In compliance with the Addendum, the Company shall issue 833,000 shares of the Company’s common stock to the seller of the aircraft in respect of approximately $150,000 of expenses incurred by the seller for maintenance and storage of the aircraft. The shares shall be issued to the seller without registration under the Securities Act of 1933, as amended, pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act.

The Addendum to Aircraft Purchase Agreement dated March 5, 2018, as Exhibit 99.1 to this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other events.

The Addendum to Aircraft Purchase Agreement dated March 5, 2018, included as Exhibit 99.1 to this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial statements and exhibits.

(d)   Exhibits.

Exhibit
Number	Description
99.1	Addendum to Aircraft Purchase Agreement dated March 5, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPUS APPLIED SOLUTIONS HOLDINGS, INC.

Date: March 8, 2018	By:	/s/ Johan Aksel Bergendorff
	Name:	Johan Aksel Bergendorff
	Title:	Chief Financial Officer

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